Exhibit 10(a)         Consent of Messrs. Sutherland, Asbill & Brennan



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    STEPHEN E. ROTH

   DIRECT LINE: (202)
        383-0158
       Internet:
    sroth@sablaw.com

                                 April 28, 1999



Board of Directors
GE Life and Annuity Assurance
Company
6610 West Broad Street
Richmond, VA 23230

               Re     GE Life & Annuity Separate Account 4

Ladies and Gentlemen:

               We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain variable annuity policies (File No. 33-76334). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                Very truly yours,

                                            SUTHERLAND ASBILL & BRENNAN LLP



                                            By: /s/ Stephen E. Roth
                                               ----------------------
                                                   Stephen E. Roth